UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): November 1, 2006

               Morgan Stanley Home Equity Loan Trust 2006-2
                       (Exact name of issuing entity)

                      Morgan Stanley ABS Capital I Inc.
             (Exact name of depositor as specified in its charter)

                      Morgan Stanley ABS Capital I Inc.
            (Exact name of registrant as specified in its charter)

                                    DELAWARE
                (State or Other Jurisdiction of Incorporation)

               333-121914-19                        13-3939229
          (Commission File Number)        (I.R.S. Employer Identification No.)


           1585 BROADWAY, 2ND FLOOR
           NEW YORK, NEW YORK                             10036
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 761-4000

                                 Not Applicable
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


     Item 6.02 Change of Servicer of Trustee.

     See Exhibit for Disclosure Statement


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.





                                           Morgan Stanley ABS Capital I Inc.
                                           (Depositor)


                                            /s/: Steven Shapiro
                                           Name: Steven Shapiro
                                           Title: Vice President

     Date:  November 6, 2006